Exhibit 10.56




                                February 20, 2004


Deutsche Bank AG, New York Branch
60 Wall Street, 19th Floor
New York, NY 10005

Ladies and Gentlemen:

         Pursuant to Section 2.03 of the Warehouse Note Purchase and Security Agreement, dated as of May 1, 2003 (as amended, the "Warehouse Note Purchase and Security Agreement"), among Nelnet Education Loan Funding, Inc. (the "Borrower"), Wells Fargo Bank Minnesota, National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, YC SUSI Trust, as a conduit lender, Bank of America, N.A., as a facility agent and an alternate lender, Gemini Securitization Corp., as a conduit lender, Deutsche Bank AG, New York Branch, as a facility agent and an alternate lender, Barton Capital Corporation, as a conduit lender, Societe Generale, as a facility agent and an alternate lender, and Bank of America, N.A., as administrative agent, the Borrower hereby request that the Deutsche Bank Facility Group increase its Commitment under the Warehouse Note Purchase and Security Agreement from $350,000,000 to $600,000,000 effective on March 1, 2004. Please acknowledge your acceptance, as the Deutsche Bank Facility Agent on behalf of the Deutsche Bank Facility Group, of this increase in the Commitment of Deutsche Bank AG, New York Branch, as Alternate Lender, for the Deutsche Bank Facility Group by executing and returning this letter to us. Your execution of this letter shall constitute the written evidence that the Deutsche Bank Facility Group has agreed to increase its Commitment pursuant to Section 2.03 of the Warehouse Note Purchase and Security Agreement.

         On the effective date of such increase, being March 1, 2004, the Borrower will provide Deutsche Bank AG, New York Branch, as the Deutsche Bank Facility Agent, with a replacement Senior Note in the maximum principal amount of $570,000,000 and a replacement Subordinate Note in the maximum principal amount of $30,000,000 in exchange for the existing Senior Note and Subordinate
Note issued to the Deutsche Bank Facility Group.

         Capitalized terms used in this letter and not defined herein shall have the meanings assigned to such terms in the Warehouse Note Purchase and Security Agreement.

                                      Very truly yours,

                                      NELNET EDUCATION LOAN FUNDING, INC.



                                      By  /s/ Terry J. Heimes
                                          ----------------------------------
                                          Terry J. Heimes, President

ACCEPTED AND AGREED TO:

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Deutsche Bank Facility Agent

By /s/ David McCollum
  --------------------------------

Title:  /s/ Managing Director
        --------------------------

By /s/ Stanley Chao
   -------------------------------

Title:  /s/ Vice President
        --------------------------


cc:      Wells Fargo Bank Minnesota, National Association
         6th and Marquette Avenue
         Minneapolis, Minnesota  55479-0069
         Attn: Corporate Trust Department

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